Exhibit 99.2

PartnerRe Ltd.
Financial Supplement
Financial Information
as at December 31, 2015
(unaudited)
The following financial supplement is provided to assist in your understanding of
PartnerRe Ltd.
This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual
Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.
Financial Supplement - December 31, 2015

PartnerRe Ltd.
Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.
The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.
Operating Earnings (Loss) available to PartnerRe Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee), net foreign exchange gains and losses, net of tax, loss on redemption of preferred shares, the interest in earnings (losses) of equity method investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee and where the Company does not control the investee’s activities), certain withholding taxes on intercompany dividends (included in other expenses) and the amalgamation termination fee and reimbursement of expenses paid to Axis Capital (included in other expenses), and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of PartnerRe common shares and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Diluted Operating Earnings (Loss) per Common Share for the period divided by the Diluted Book Value per PartnerRe common share and common share equivalents outstanding as of the beginning of the year. Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.
Tangible Book Value and Diluted Tangible Book Value per PartnerRe Common Share and Common Share Equivalents Outstanding: The Company calculates Tangible Book Value using common shareholders’ equity attributable to PartnerRe less goodwill and intangible assets, net of tax. The Company calculates Diluted Tangible Book Value per Common Share using Tangible Book Value divided by the weighted average number of PartnerRe common shares and common share equivalents outstanding. The Company uses these measures as the basis for its prime measure of long-term financial performance (annualized growth in Diluted Tangible Book Value per Common Share plus dividends). Management believes annualized growth in Diluted Tangible Book Value per Common Share plus dividends aligns the Company’s stated long-term objectives with the measure most investors use to evaluate total shareholder value creation given that it focuses on the tangible value of total shareholder returns, excluding the impact of goodwill and intangibles.
Book Value and Tangible Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value and Tangible Book Value excluding NURGL) and Diluted Book Value and Diluted Tangible Book Value per PartnerRe Common Share and Common Share Equivalents Outstanding (Diluted Book Value and Diluted Tangible Book Value per Common Share) excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL): The Company calculates Book Value and Tangible Book Value excluding NURGL using common shareholders’ equity attributable to PartnerRe and Tangible Book Value, respectively, less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value and Tangible Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL divided by the number of common shares and common share equivalents outstanding.
Total Capital: The Company calculates Total Capital as the sum of common shareholders’ equity attributable to PartnerRe, preferred shares, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.
All references to per share data, per common share data, common shares and common share equivalent data, and common shareholders’ equity data throughout this Financial Supplement relates to PartnerRe Ltd.’s (PartnerRe) common shareholders.

PartnerRe Ltd.
Life Value In Force
The Company calculates Value in Force (VIF) for its Life portfolio, which represents the value of the Life portfolio that is not recognized in the Consolidated Balance Sheets prepared under generally accepted accounting principles in the United States (U.S. GAAP). Accordingly, there is no corresponding measure that is prepared in accordance with U.S. GAAP. Management believes that this is useful information for investors, analysts, rating agencies and others. The Life VIF calculation includes the business written in the Company’s Life and Health segment, except for the PartnerRe Health business.
The Company’s Life VIF calculation uses market consistent techniques, but primarily differs from a full Market Consistent Embedded Value (MCEV) calculation, as defined in the European Insurance CFO Forum MCEV principles, due to: (i) different methodologies used; and ii) the Life VIF is only a component of MCEV and, specifically, the tangible assets backing the liabilities are not considered in the Company’s calculation.
The Company’s Life VIF, which is calculated on a going concern basis, is the sum of:

•
present value of future profits - which is defined as the net present value of shareholders’ projected after-tax cash flows from the in-force business on a best-estimate assumption basis. The discount rates used reflect currency-specific market yields on zero coupon government bonds at given durations and are applied to projected deterministic cash flows and to calculate risk-free investment returns. The best-estimate is defined as median biometric assumptions and does not include any provision for adverse deviation. The Company attributes no value to future new business or renewals of short-term business. Allocated inflated-adjusted expenses are projected on a best estimate basis;

•
cost of non-hedgeable risks - which is defined as the cost of holding capital for non-hedgeable financial and non-hedgeable non-financial risks, such as a mortality deviation from shocks or changes in trends. The non-hedgeable risk capital has been determined using an internal economic capital model calibrated to a 99.6% Value at Risk (VaR) corresponding to a 1 in 250 year event;

•	frictional costs - which is defined as the cost of double taxation or investment management charges on assets backing required capital;

•
time value of options and guarantees (TVOG) - which is defined as the difference between the market value and the intrinsic value of the option calculated using stochastic techniques. The TVOG is significant to the guaranteed minimum death benefit (GMDB) portfolio where the Company covers death claims on savings plans, where the sum reinsured is the difference between the invested premium amount and the current fund value; and

•	cost of non-economic excess encumbered capital - which is defined as the cost of any encumbered capital in excess of economic capital required by local regulations.
Actuarial non-economic assumptions, such as current and future mortality, are based on the most recent experience available, combined with internal and industry benchmarks, including trend expectation where appropriate.
The Life VIF is sensitive to changes in assumptions. In particular, the Life VIF is sensitive to changes in yield curves that are used for discounting, changes in equity market value assumptions and implied volatilities.
The Company performs a detailed Life VIF calculation on an annual basis and performs a roll-forward approach on an interim quarterly basis.

PartnerRe Ltd.
Consolidated Statements of Operations
(Expressed in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
Revenues
Gross premiums written	$1,098,618	$1,267,961	$1,432,012	$1,748,933	$1,236,676	$5,547,525	$5,932,003
Net premiums written	$1,063,636	$1,190,393	$1,322,304	$1,653,215	$1,220,035	$5,229,548	$5,719,884
Decrease (increase) in unearned premiums	230,865	221,737	5,522	(418,493)	225,695	39,630	(110,689)
Net premiums earned	1,294,501	1,412,130	1,327,826	1,234,722	1,445,730	5,269,178	5,609,195
Net investment income	107,908	117,054	120,192	104,631	114,686	449,784	479,696
Net realized and unrealized investment (losses) gains	(24,373)	(133,017)	(255,734)	115,645	98,329	(297,479)	371,796
Other income	1,560	3,056	236	4,292	4,297	9,144	16,190
Total revenues	1,379,596	1,399,223	1,192,520	1,459,290	1,663,042	5,430,627	6,476,877
Expenses
Losses and loss expenses and life policy benefits	767,026	804,196	864,917	721,281	869,923	3,157,420	3,462,770
Acquisition costs	311,228	346,520	283,463	275,791	324,884	1,217,003	1,213,822
Other expenses (1) (2) (3)	120,389	415,818	129,766	124,750	122,539	790,723	449,688
Interest expense	12,246	12,249	12,248	12,245	12,244	48,988	48,963
Amortization of intangible assets	6,290	6,768	6,767	6,768	6,479	26,593	27,486
Net foreign exchange (gains) losses	(6,195)	22,413	6,391	(13,147)	(7,301)	9,461	(18,201)
Total expenses	1,210,984	1,607,964	1,303,552	1,127,688	1,328,768	5,250,188	5,184,528
Income (loss) before taxes and interest in earnings (losses) of equity method investments	168,612	(208,741)	(111,032)	331,602	334,274	180,439	1,292,349
Income tax (benefit) expense	(3,326)	17,170	(13,844)	79,665	53,143	79,664	239,506
Interest in earnings (losses) of equity method investments	4,811	(3,231)	8,633	(3,838)	(1,013)	6,375	15,270
Net income (loss)	176,749	(229,142)	(88,555)	248,099	280,118	107,150	1,068,113
Net (income) loss attributable to noncontrolling interests	(238)	5	(354)	(2,182)	(3,225)	(2,769)	(13,139)
Net income (loss) attributable to PartnerRe	176,511	(229,137)	(88,909)	245,917	276,893	104,381	1,054,974
Preferred dividends	14,184	14,184	14,184	14,184	14,184	56,735	56,735
Net income (loss) attributable to PartnerRe common shareholders	$162,327	$(243,321)	$(103,093)	$231,733	$262,709	$47,646	$998,239
Operating earnings attributable to PartnerRe common shareholders	$183,858	$211,583	$112,494	$150,536	$218,340	$658,472	$755,418
Comprehensive income (loss) attributable to PartnerRe	$162,055	$(267,720)	$(81,913)	$242,760	$251,528	$55,181	$1,033,129
Earnings and dividends per share data attributable to PartnerRe common shareholders:
Basic operating earnings	$3.84	$4.42	$2.35	$3.17	$4.48	$13.78	$15.10
Net realized and unrealized investment (losses) gains, net of tax	(0.48)	(2.54)	(4.55)	2.11	1.69	(5.47)	5.73
Net foreign exchange losses, net of tax	(0.07)	(0.33)	(0.10)	(0.33)	(0.61)	(0.84)	(0.92)
Interest in earnings (losses) of equity method investments, net of tax	0.10	(0.05)	0.14	(0.07)	(0.04)	0.12	0.17
Amalgamation termination fee and reimbursement of expenses (2)	—	(6.58)	—	—	—	(6.59)	—
Withholding tax on inter-company dividends, net of tax (2)	—	—	—	—	(0.13)		(0.12)
Basic net income (loss)	$3.39	$(5.08)	$(2.16)	$4.88	$5.39	$1.00	$19.96
Weighted average number of common shares outstanding	47,916,601	47,866,040	47,773,371	47,525,344	48,707,096	47,771,673	50,019,480
Diluted operating earnings (1) (3)	$3.74	$4.42	$2.35	$3.09	$4.37	$13.45	$14.76
Net realized and unrealized investment (losses) gains, net of tax	(0.46)	(2.54)	(4.55)	2.06	1.64	(5.34)	5.60
Net foreign exchange losses, net of tax	(0.07)	(0.33)	(0.10)	(0.32)	(0.60)	(0.82)	(0.90)
Interest in earnings (losses) of equity method investments, net of tax	0.09	(0.05)	0.14	(0.07)	(0.03)	0.12	0.17
Amalgamation termination fee and reimbursement of expenses (2)	—	(6.58)	—	—	—	(6.44)	—
Withholding tax on inter-company dividends, net of tax (2)	—	—	—	—	(0.12)	—	(0.12)
Diluted net income (loss)	$3.30	$(5.08)	$(2.16)	$4.76	$5.26	$0.97	$19.51
Weighted average number of common shares and common share equivalents outstanding	49,121,664	47,866,040	47,773,371	48,710,228	49,958,224	48,939,870	51,174,225
Dividends declared per common share	$0.70	$0.70	$0.70	$0.70	$0.67	$2.80	$2.68
(1) Includes costs related to the Axis and Exor transactions and the restructuring of the Company’s business support operations and Global Non-life operations. See page 15 for the expense and per share data.

(2) Withholding taxes on certain inter-company dividends and the amalgamation termination fee and reimbursement of expenses are included in other expenses.
(3) Other expenses for the three months ended June 30,2015 and the year ended December 31, 2015 include $25 million, pretax, respectively, related to the negotiated earn-out consideration paid to the former shareholders of Presidio Reinsurance Group, Inc, or $0.53 and $0.52, respectively, per diluted share.

PartnerRe Ltd.
Condensed Consolidated Balance Sheets
(Expressed in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,
	2015		2015		2015		2015		2014		2013
Assets
Total investments	$14,338,015		$14,475,450		$14,715,834		$15,038,946		$15,299,764		$15,148,883
Funds held - directly managed	539,743		595,677		594,870		592,609		608,853		785,768
Cash and cash equivalents	1,577,097		1,256,304		1,492,997		1,413,799		1,313,468		1,496,485
Accrued investment income	141,672		142,892		139,772		150,255		158,737		185,717
Reinsurance balances receivable	2,428,020		3,079,002		3,055,308		2,899,821		2,454,850		2,465,713
Reinsurance recoverable on paid and unpaid losses	282,916		329,834		342,074		290,018		246,158		308,892
Funds held by reinsured companies	657,815		671,572		688,358		659,058		765,905		843,081
Deferred acquisition costs	629,372		684,380		733,184		706,779		661,186		644,952
Goodwill	456,380		456,380		456,380		456,380		456,380		456,380
Intangible assets	133,011		139,301		146,069		152,836		159,604		187,090
Other assets	222,002		194,436		166,977		128,094		145,452		515,334
Total assets	$21,406,043		$22,025,228		$22,531,823		$22,488,595		$22,270,357		$23,038,295
Liabilities
Unpaid losses and loss expenses	$9,064,711		$9,522,225		$9,549,398		$9,401,397		$9,745,806		$10,646,318
Policy benefits for life and annuity contracts	2,051,935		2,123,028		2,087,369		1,996,519		2,050,107		1,974,133
Unearned premiums	1,644,757		1,934,360		2,207,674		2,159,446		1,750,607		1,723,767
Other reinsurance balances payable	246,089		288,402		234,175		188,941		182,395		202,549
Debt obligations	820,989		820,989		820,989		820,989		820,989		820,989
Other liabilities	674,611		558,875		550,075		666,475		616,042		904,380
Total liabilities	14,503,092		15,247,879		15,449,680		15,233,767		15,165,946		16,272,136
Total shareholders’ equity attributable to PartnerRe	6,900,501		6,775,137		7,079,926		7,197,145		7,048,910		6,709,532
Noncontrolling interests	2,450		2,212		2,217		57,683		55,501		56,627
Total shareholders’ equity	6,902,951		6,777,349		7,082,143		7,254,828		7,104,411		6,766,159
Total liabilities and shareholders’ equity	$21,406,043		$22,025,228		$22,531,823		$22,488,595		$22,270,357		$23,038,295
Diluted Book Value Per Common Share	$123.05		$120.67		$127.24		$129.86		$126.21		$109.26
Diluted Tangible Book Value Per Common Share	$111.93		$109.46		$115.90		$118.40		$114.76		$98.49
Number of Common Shares and Common Share Equivalents Outstanding	49,139,215		49,070,138		48,932,758		48,849,532		49,087,412		53,596,034
Capital Structure:
Senior notes (1)	$750,000	10%	$750,000	10%	$750,000	9%	$750,000	9%	$750,000	9%	$750,000	10%
Capital efficient notes (2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1
Preferred shares, aggregate liquidation value	853,750	11	853,750	11	853,750	11	853,750	11	853,750	11	853,750	11
Common shareholders’ equity attributable to PartnerRe	6,046,751	78	5,921,387	78	6,226,176	79	6,343,395	79	6,195,160	79	5,855,782	78
Total Capital	$7,713,885	100%	$7,588,521	100%	$7,893,310	100%	$8,010,529	100%	$7,862,294	100%	$7,522,916	100%

(1)
 PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.

(2)
PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million on its Condensed Consolidated Balance Sheets.

PartnerRe Ltd.
Condensed Consolidated Statements of Cash Flows
(Expressed in millions of U.S. dollars)
(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
Net cash provided by (used in) operating activities:
Underwriting operations	$114	$77	$30	$44	$158	$265	$497
Investment income	131	132	154	137	147	554	606
Taxes, foreign exchange and other (1)	(34)	(358)	(66)	(42)	(36)	(500)	(250)
Net cash provided by (used in) operating activities	$211	$(149)	$118	$139	$269	$319	$853
Net cash provided by (used in) operating activities	$211	$(149)	$118	$139	$269	$319	$853
Net cash provided by (used in) investing activities	158	(33)	56	115	(247)	295	(250)
Net cash used in financing activities	(43)	(44)	(100)	(123)	(215)	(309)	(736)
Effect of foreign exchange rate changes on cash	(5)	(10)	5	(30)	(13)	(41)	(50)
Increase (decrease) in cash and cash equivalents	321	(237)	79	101	(206)	264	(183)
Cash and cash equivalents - beginning of period	1,256	1,493	1,414	1,313	1,519	1,313	1,496
Cash and cash equivalents - end of period	$1,577	$1,256	$1,493	$1,414	$1,313	$1,577	$1,313

(1) Taxes, foreign exchange and other for the three months ended September 30, 2015 and the year ended December 31, 2015 include the amalgamation termination fee and reimbursement of expenses paid to Axis Capital of $315 million, respectively.

PartnerRe Ltd.
Consolidated Statements of Comprehensive Income (Loss)
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2015	2015	2015	2015	2014
Net income (loss) attributable to PartnerRe	$176,511	$(229,137)	$(88,909)	$245,917	$276,893
Change in currency translation adjustment	(12,119)	(39,533)	8,101	(2,504)	(12,101)
Change in net unrealized gains or losses on investments, net of tax	(216)	(213)	(214)	(217)	(218)
Change in unfunded pension obligation, net of tax	(2,121)	1,163	(891)	(436)	(13,046)
Comprehensive income (loss) attributable to PartnerRe	$162,055	$(267,720)	$(81,913)	$242,760	$251,528

	For the year ended
	December 31,	December 31,
	2015	2014
Net income attributable to PartnerRe	$104,381	$1,054,974
Change in currency translation adjustment	(46,055)	(8,892)
Change in net unrealized gains or losses on investments, net of tax	(860)	(886)
Change in unfunded pension obligation, net of tax	(2,285)	(12,067)
Comprehensive income attributable to PartnerRe	$55,181	$1,033,129

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the three months ended December 31, 2015
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non-life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$352	$106	$330	$13	$801	$298	$—	$1,099
Net premiums written	$335	$105	$329	$11	$780	284	$—	$1,064
Decrease in unearned premiums	55	69	39	59	222	8	—	230
Net premiums earned	$390	$174	$368	$70	$1,002	$292	$—	$1,294
Losses and loss expenses and life policy benefits	(231)	(111)	(193)	(16)	(551)	(216)	—	(767)
Acquisition costs	(103)	(50)	(100)	(7)	(260)	(51)	—	(311)
Technical result	$56	$13	$75	$47	$191	$25	$—	$216
Other income (loss)					—	2	(1)	1
Other expenses					(56)	(17)	(47)	(120)
Underwriting result					$135	$10	n/a	$97
Net investment income						14	94	108
Allocated underwriting result (1)						$24	n/a	n/a
Net realized and unrealized investment losses							(24)	(24)
Interest expense							(12)	(12)
Amortization of intangible assets							(6)	(6)
Net foreign exchange gains							6	6
Income tax benefit							3	3
Interest in earnings of equity method investments							5	5
Net income							n/a	$177
Loss ratio (2)	59.2%	63.7%	52.3%	23.2%	54.9%
Acquisition ratio (3)	26.4	28.8	27.2	9.9	26.0
Technical ratio (4)	85.6%	92.5%	79.5%	33.1%	80.9%
Other expense ratio (5)					5.6
Combined ratio (6)					86.5%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other expenses.

(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.

(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.

(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.

(5)	Other expense ratio is obtained by dividing other expenses by net premiums earned.

(6)	Combined ratio is defined as the sum of the technical ratio and the other expense ratio.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the three months ended December 31, 2014
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non-life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$340	$122	$448	$13	$923	$314	$—	$1,237
Net premiums written	$338	$122	$446	$11	$917	$302	$1	$1,220
Decrease (increase) in unearned premiums	67	78	(16)	81	210	16	—	226
Net premiums earned	$405	$200	$430	$92	$1,127	$318	$1	$1,446
Losses and loss expenses and life policy benefits	(253)	(119)	(213)	(24)	(609)	(261)	—	(870)
Acquisition costs	(102)	(60)	(117)	(9)	(288)	(37)	—	(325)
Technical result	$50	$21	$100	$59	$230	$20	$1	$251
Other income					2	2	—	4
Other expenses					(65)	(17)	(41)	(123)
Underwriting result					$167	$5	n/a	$132
Net investment income						16	99	115
Allocated underwriting result (1)						$21	n/a	n/a
Net realized and unrealized investment gains							98	98
Interest expense							(12)	(12)
Amortization of intangible assets							(6)	(6)
Net foreign exchange gains							7	7
Income tax expense							(53)	(53)
Interest in losses of equity method investments							(1)	(1)
Net income							n/a	$280
Loss ratio (2)	62.5%	59.4%	49.5%	26.5%	54.1%
Acquisition ratio (3)	25.1	29.9	27.4	9.1	25.5
Technical ratio (4)	87.6%	89.3%	76.9%	35.6%	79.6%
Other expense ratio (5)					5.7
Combined ratio (6)					85.3%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the year ended December 31, 2015
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non-life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$1,604	$735	$1,556	$382	$4,277	$1,271	$—	$5,548
Net premiums written	$1,542	$726	$1,482	$272	$4,022	$1,208	$—	$5,230
Decrease (increase) in unearned premiums	30	(33)	29	12	38	1	—	39
Net premiums earned	$1,572	$693	$1,511	$284	$4,060	$1,209	$—	$5,269
Losses and loss expenses and life policy benefits	(881)	(473)	(785)	(54)	(2,193)	(964)	—	(3,157)
Acquisition costs	(443)	(189)	(407)	(25)	(1,064)	(153)	—	(1,217)
Technical result	$248	$31	$319	$205	$803	$92	$—	$895
Other income					—	6	3	9
Other expenses					(219)	(63)	(509)	(791)
Underwriting result					$584	$35	n/a	$113
Net investment income						59	391	450
Allocated underwriting result (1)						$94	n/a	n/a
Net realized and unrealized investment losses							(297)	(297)
Interest expense							(49)	(49)
Amortization of intangible assets							(27)	(27)
Net foreign exchange losses							(9)	(9)
Income tax expense							(80)	(80)
Interest in earnings of equity method investments							6	6
Net income							n/a	$107
Loss ratio (2)	56.0%	68.3%	52.0%	19.1%	54.0%
Acquisition ratio (3)	28.2	27.3	26.9	8.6	26.2
Technical ratio (4)	84.2%	95.6%	78.9%	27.7%	80.2%
Other expense ratio (5)					5.4
Combined ratio (6)					85.6%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)

For the year ended December 31, 2014
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non-life segment	Life and Health segment	Corporate and Other	Total
Gross premiums written	$1,642	$803	$1,797	$425	$4,667	$1,265	$—	$5,932
Net premiums written	$1,630	$794	$1,696	$380	$4,500	$1,220	$—	$5,720
(Increase) decrease in unearned premiums	(33)	(26)	(58)	4	(113)	2	—	(111)
Net premiums earned	$1,597	$768	$1,638	$384	$4,387	$1,222	$—	$5,609
Losses and loss expenses and life policy benefits	(1,000)	(438)	(963)	(62)	(2,463)	(1,000)	—	(3,463)
Acquisition costs	(401)	(222)	(400)	(42)	(1,065)	(149)	—	(1,214)
Technical result	$196	$108	$275	$280	$859	$73	$—	$932
Other income					3	8	5	16
Other expenses					(252)	(68)	(130)	(450)
Underwriting result					$610	$13	n/a	$498
Net investment income						60	420	480
Allocated underwriting result (1)						$73	n/a	n/a
Net realized and unrealized investment gains							372	372
Interest expense							(49)	(49)
Amortization of intangible assets							(27)	(27)
Net foreign exchange gains							18	18
Income tax expense							(239)	(239)
Interest in earnings of equity method investments							15	15
Net income							n/a	$1,068
Loss ratio (2)	62.6%	57.0%	58.8%	16.1%	56.1%
Acquisition ratio (3)	25.1	28.9	24.4	11.0	24.3
Technical ratio (4)	87.7%	85.9%	83.2%	27.1%	80.4%
Other expense ratio (5)					5.8
Combined ratio (6)					86.2%

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Non-life segment

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015 (A)	2015	2015	2015	2014	2015 (A)	2014
Gross premiums written	$801	$954	$1,098	$1,425	$923	$4,277	$4,667
Net premiums written	$780	$892	$1,009	$1,340	$917	$4,022	$4,500
Net premiums earned	$1,002	$1,110	$1,012	$936	$1,127	$4,060	$4,387
Losses and loss expenses	(551)	(556)	(605)	(481)	(609)	(2,193)	(2,463)
Acquisition costs	(260)	(309)	(253)	(242)	(288)	(1,064)	(1,065)
Technical result	$191	$245	$154	$213	$230	$803	$859
Other income	—	—	—	—	2	—	3
Other expenses	(56)	(55)	(55)	(52)	(65)	(219)	(252)
Underwriting result	$135	$190	$99	$161	$167	$584	$610
Loss ratio (2)	54.9%	50.1%	59.8%	51.4%	54.1%	54.0%	56.1%
Acquisition ratio (3)	26.0	27.8	25.0	25.9	25.5	26.2	24.3
Technical ratio (4)	80.9%	77.9%	84.8%	77.3%	79.6%	80.2%	80.4%
Other expense ratio (5)	5.6	4.9	5.5	5.5	5.7	5.4	5.8
Combined ratio (6)	86.5%	82.8%	90.3%	82.8%	85.3%	85.6%	86.2%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(43.1) million and $(55.2) million, respectively, compared to the three months ended December 31, 2014. For the year ended December 31, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(236.6) million and $(236.3) million, respectively, compared to the year ended December 31, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
North America sub-segment

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015 (A)	2015	2015	2015	2014	2015 (A)	2014
Gross premiums written	$352	$351	$427	$473	$340	$1,604	$1,642
Net premiums written	$335	$335	$401	$471	$338	$1,542	$1,630
Net premiums earned	$390	$408	$435	$339	$405	$1,572	$1,597
Losses and loss expenses	(231)	(182)	(296)	(172)	(253)	(881)	(1,000)
Acquisition costs	(103)	(137)	(111)	(93)	(102)	(443)	(401)
Technical result	$56	$89	$28	$74	$50	$248	$196
Loss ratio (2)	59.2%	44.7%	68.1%	50.7%	62.5%	56.0%	62.6%
Acquisition ratio (3)	26.4	33.4	25.4	27.5	25.1	28.2	25.1
Technical ratio (4)	85.6%	78.1%	93.5%	78.2%	87.6%	84.2%	87.7%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	26%	21%	31%	30%	26%	28%	28%
Casualty	35	40	38	35	39	37	37
Credit/Surety	7	3	6	7	7	6	7
Motor	6	4	4	4	5	4	4
Multiline	9	6	8	10	8	8	8
Other	6	9	2	1	—	4	2
Property	11	17	11	13	15	13	14
Total	100%	100%	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(1.9) million and $(3.0) million, respectively, compared to the three months ended December 31, 2014. For the year ended December 31, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(10.5) million and $(11.3) million, respectively, compared to the year ended December 31, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global (Non-U.S.) P&C sub-segment

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015 (A)	2015	2015	2015	2014	2015 (A)	2014
Gross premiums written	$106	153	143	334	122	$735	803
Net premiums written	$105	153	137	331	122	$726	794
Net premiums earned	$174	186	159	174	200	$693	768
Losses and loss expenses	(111)	(122)	(121)	(119)	(119)	(473)	(438)
Acquisition costs	(50)	(50)	(36)	(52)	(60)	(189)	(222)
Technical result	$13	14	2	3	21	$31	108
Loss ratio (2)	63.7%	65.8%	75.9%	68.4%	59.4%	68.3%	57.0%
Acquisition ratio (3)	28.8	26.9	23.2	30.1	29.9	27.3	28.9
Technical ratio (4)	92.5%	92.7%	99.1%	98.5%	89.3%	95.6%	85.9%
Distribution of Net Premiums Written by Major Lines of Business:
Casualty	9%	8%	10%	10%	7%	10%	8%
Motor	50	42	34	36	48	39	40
Property	41	50	56	54	45	51	52
Total	100%	100%	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(13.0) million and $(20.9) million, respectively, compared to the three months ended December 31, 2014. For the year ended December 31, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(86.0) million and $(87.6) million, respectively, compared to the year ended December 31, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Global Specialty sub-segment

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015 (A)	2015	2015	2015	2014	2015 (A)	2014
Gross premiums written	$330	$393	$406	$427	$448	$1,556	$1,797
Net premiums written	$329	$391	$400	$362	$446	$1,482	$1,696
Net premiums earned	$368	$404	$374	$365	$430	$1,511	$1,638
Losses and loss expenses	(193)	(224)	(198)	(170)	(213)	(785)	(963)
Acquisition costs	(100)	(112)	(102)	(93)	(117)	(407)	(400)
Technical result	$75	$68	$74	$102	$100	$319	$275
Loss ratio (2)	52.3%	55.5%	53.0%	46.7%	49.5%	52.0%	58.8%
Acquisition ratio (3)	27.2	27.7	27.2	25.4	27.4	26.9	24.4
Technical ratio (4)	79.5%	83.2%	80.2%	72.1%	76.9%	78.9%	83.2%
Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	5%	13%	13%	15%	12%	12%	13%
Aviation/Space	15	9	13	11	15	12	13
Credit/Surety	18	15	13	14	14	15	16
Energy	4	4	3	4	5	4	4
Engineering	12	8	10	11	10	10	10
Marine	12	16	14	11	18	13	17
Multiline	16	12	11	12	8	13	8
Other	—	1	1	2	—	—	—
Specialty casualty	9	9	9	11	9	10	10
Specialty property	9	13	13	9	9	11	9
Total	100%	100%	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(25.1) million and $(23.8) million, respectively, compared to the three months ended December 31, 2014. For the year ended December 31, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(114.3) million and $(111.3) million, respectively, compared to the year ended December 31, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Catastrophe sub-segment

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015 (A)	2015	2015	2015	2014	2015 (A)	2014
Gross premiums written	$13	57	122	$191	$13	$382	$425
Net premiums written	$11	13	71	$176	$11	$272	$380
Net premiums earned	$70	112	44	$58	$92	$284	$384
Losses and loss expenses	(16)	(28)	10	(20)	(24)	(54)	(62)
Acquisition costs	(7)	(10)	(4)	(4)	(9)	(25)	(42)
Technical result	$47	74	50	$34	$59	$205	$280
Loss ratio (2)	23.2%	24.9%	(21.5)%	33.7%	26.5%	19.1%	16.1%
Acquisition ratio (3)	9.9	8.7	8.2	7.0	9.1	8.6	11.0
Technical ratio (4)	33.1%	33.6%	(13.3)%	40.7%	35.6%	27.7%	27.1%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(3.1) million and $(7.4) million, respectively, compared to the three months ended December 31, 2014. For the year ended December 31, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(25.9) million and $(26.1) million, respectively, compared to the year ended December 31, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Life and Health segment

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015 (A)	2015	2015	2015	2014	2015 (A)	2014
Gross premiums written	$298	$314	$334	$324	$314	$1,271	$1,265
Net premiums written	$284	$298	$313	$313	$302	$1,208	$1,220
Net premiums earned	$292	$302	$316	$299	$318	$1,209	$1,222
Life policy benefits	(216)	(248)	(260)	(240)	(261)	(964)	(1,000)
Acquisition costs	(51)	(38)	(30)	(34)	(37)	(153)	(149)
Technical result	$25	$16	$26	$25	$20	$92	$73
Other income	2	3	—	1	2	6	8
Other expenses	(17)	(16)	(16)	(15)	(17)	(63)	(68)
Underwriting result	$10	$3	$10	$11	$5	$35	$13
Net investment income	14	15	16	14	16	59	60
Allocated underwriting result (1)	$24	$18	$26	$25	$21	$94	$73
Distribution of Net Premiums Written by Major Lines of Business:
Accident and Health	30%	30%	26%	27%	25%	28%	23%
Longevity	25	25	30	22	25	25	25
Mortality	45	45	44	51	50	47	52
Total	100%	100%	100%	100%	100%	100%	100%

(A)
Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(20.0) million and $(21.7) million, respectively, compared to the three months ended December 31, 2014. For the year ended December 31, 2015, net premiums written and net premiums earned include foreign exchange impacts of $(100.8) million and $(101.5) million, respectively, compared to the year ended December 31, 2014.

PartnerRe Ltd.
Segment Information
(Expressed in millions of U.S. dollars)
(Unaudited)
Corporate and Other

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
Technical result	$—	$—	$—	$—	$1	$—	$—
Other (loss) income	(1)	—	—	3	—	3	5
Corporate expenses - amalgamation termination fee and reimbursement of expenses	—	(315)	—	—	—	(315)	—
Corporate expenses - Axis and Exor related costs (1)	(16)	(7)	(9)	(31)	—	(63)	—
Corporate expenses - costs of restructuring (2)	—	—	—	—	(6)	—	(11)
Corporate expenses (3)	(31)	(23)	(50)	(27)	(35)	(131)	(119)
Net investment income	94	102	104	91	99	391	420
Net realized and unrealized investment (losses) gains	(24)	(133)	(256)	116	98	(297)	372
Interest expense	(12)	(12)	(12)	(12)	(12)	(49)	(49)
Amortization of intangible assets	(6)	(7)	(7)	(7)	(6)	(27)	(27)
Net foreign exchange gains (losses)	6	(22)	(6)	13	7	(9)	18
Income tax benefit (expense)	3	(17)	14	(80)	(53)	(80)	(239)
Interest in earnings (losses) of equity method investments	5	(3)	8	(4)	(1)	6	15

(1)
For the three months ended December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, costs related to the Axis and Exor transactions, pre-tax, are $16.3 million, $6.9 million $9.0 million and $30.9 million, or $0.33, $0.15, $0.19 and $0.63 per diluted share, or 1.0%, 0.5%, 0.6% and 2.0% points on the annualized operating return on beginning diluted book value per common share, respectively. For the year ended December 31, 2015, costs related to the Axis and Exor transactions, pre-tax, are $63.1 million or $1.29 per diluted share, or 1.0% points on the annualized operating return on beginning diluted book value per common share. For the three months ended June 30, 2015 and for the year ended December 2015, expense related to the earn-out consideration paid to the former shareholders of Presidio Reinsurance Group, Inc. was $25.2 million, or $0.53 and $0.52 per diluted share, or 1.7% and 0.4% points, respectively, on the annualized operating return on beginning dividend book value per share. After-tax, for the three months ended December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, operating earnings attributable to PartnerRe common shareholders adjusted to be before the Axis and Exor transaction related costs and earn-out consideration paid are $200.2 million, $218.5 million, $146.7 million and $181.4 million, or $4.07, $4.57, $3.07 and $3.72 per diluted share, or 12.9%, 14.5%, 9.8% and 11.8 points on the annualized operating return on beginning diluted book value per common share, respectively. For the year ended December 31, 2015, operating earnings attributable to PartnerRe common shareholders adjusted to be before the amalgamation related costs and earn-out consideration paid are $746.8 million, or $15.26 per diluted share, or 12.1% points on the annualized operating return on beginning diluted book value per common share, respectively. See page 31 for the comparable unadjusted per diluted common share and annualized operating return on beginning diluted book value per common share data.

(2)
The costs of restructuring relate to the Company’s reorganization of its business support and Global Non-life operations. During the three months ended December 31, 2014 and the year ended December 31, 2014, these costs predominantly comprised of facility exit costs. These costs had a per diluted share impact, pre-tax, of $0.11, and $0.21, respectively.

(3)
Corporate expenses for the three months ended June 30,2015 and the year ended December 31, 2015 include $25 million, pretax, respectively, related to the negotiated earn-out consideration paid to the former shareholders of Presidio Reinsurance Group, Inc, or $0.53 and $0.52, respectively, per diluted share.

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	12%	12%	13%	12%	11%	12%	12%
Motor	7	7	5	8	6	7	7
Multiline and other	9	8	6	6	5	7	5
Property	8	11	9	15	9	11	11
Specialty
Agriculture	10	10	13	12	12	11	12
Aviation/Space	5	3	4	2	6	4	4
Catastrophe	1	1	5	11	1	5	6
Credit/Surety	8	6	6	5	7	6	7
Energy	1	2	1	1	2	1	1
Engineering	4	3	3	2	4	3	3
Marine	4	5	4	2	6	4	5
Specialty casualty	3	3	3	3	3	3	3
Specialty property	2	4	4	2	3	3	3
Life and Health	26	25	24	19	25	23	21
	100%	100%	100%	100%	100%	100%	100%
Distribution of Gross Premiums Written by Geography:
Asia, Australia and New Zealand	10%	14%	13%	10%	10%	12%	11%
Europe	36	35	33	43	38	37	40
Latin America, Caribbean and Africa	11	11	9	9	14	10	10
North America	43	40	45	38	38	41	39
	100%	100%	100%	100%	100%	100%	100%
Distribution of Gross Premiums Written by Production Source:
Broker	71%	72%	73%	69%	68%	71%	69%
Direct	29	28	27	31	32	29	31
	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.
Distribution of Premiums
(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
Distribution of Gross Premiums Written by Reinsurance Type for the Non-life sub-segment:
North America
Non-Proportional	7%	15%	14%	25%	11%	16%	16%
Proportional	93	85	86	75	89	84	84
Total	100%	100%	100%	100%	100%	100%	100%
Global (Non-U.S.) P&C
Non-Proportional	3%	10%	11%	34%	4%	20%	22%
Proportional	97	90	89	66	96	80	78
Total	100%	100%	100%	100%	100%	100%	100%
Global Specialty
Non-Proportional	7%	12%	15%	24%	10%	15%	17%
Proportional	93	88	85	76	90	85	83
Total	100%	100%	100%	100%	100%	100%	100%
Catastrophe
Non-Proportional	90%	96%	97%	97%	113%	97%	98%
Proportional	10	4	3	3	(13)	3	2
Total	100%	100%	100%	100%	100%	100%	100%
Non-life total
Non-Proportional	8%	18%	23%	36%	11%	23%	25%
Proportional	92	82	77	64	89	77	75
Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.
Investment Portfolio
(Expressed in millions of U.S. dollars)
(Unaudited)

	December 31,			September 30,			June 30,			March 31,			December 31,			December 31,
	2015			2015			2015			2015			2014			2013
Investments:
Fixed maturities
U.S. government	$2,810		20%	$2,148		15%	$2,282		16%	$2,241		15%	$2,277		15%	$1,599		11%
U.S. government sponsored enterprises	63		—	48		—	53		—	58		—	39		—	25		—
U.S. states, territories and municipalities	778		5	760		5	682		5	621		4	531		3	124		1
Non-U.S. sovereign government, supranational and government related	1,333		9	1,288		9	1,492		10	1,557		10	1,976		13	2,354		15
Corporates	5,086		36	5,366		37	5,510		37	5,495		37	5,604		37	6,049		40
Mortgage/asset-backed securities	3,378		24	3,416		24	3,331		23	3,440		23	3,492		23	3,442		23
Total fixed maturities	13,448		94	13,026		90	13,350		91	13,412		89	13,919		91	13,593		90
Short-term investments	47		—	101		1	19		—	20		—	25		—	14		—
Equities	444		3	1,004		7	1,007		7	1,320		9	1,057		7	1,221		8
Other invested assets	399		3	345		2	340		2	287		2	299		2	321		2
Total investments	$14,338		100%	$14,476		100%	$14,716		100%	$15,039		100%	$15,300		100%	$15,149		100%
Cash and cash equivalents	1,577			1,256			1,493			1,414			1,313			1,496
Total investments and cash	$15,915			$15,732			$16,209			$16,453			$16,613			$16,645
Maturity distribution:
One year or less	$556		4%	$548		4%	$239		2%	$257		2%	$313		2	$378		3%
More than one year through five years	4,609		34	4,152		32	4,703		35	4,694		35	5,169		37	5,057		37
More than five years through ten years	3,342		25	3,433		26	3,642		27	3,669		27	3,719		27	3,962		29
More than ten years	1,610		12	1,578		12	1,454		11	1,372		10	1,251		9	768		6
Subtotal	10,117		75	9,711		74	10,038		75	9,992		74	10,452		75	10,165		75
Mortgage/asset-backed securities	3,378		25	3,416		26	3,331		25	3,440		26	3,492		25	3,442		25
Total	$13,495		100%	$13,127		100%	$13,369		100%	$13,432		100%	$13,944		100%	$13,607		100%
Credit quality by market value:
AAA	11%			10%			11%			10%			11%			14%
AA	47			44			44			45			46			41
A	15			19			19			19			19			21
BBB	20			18			18			17			16			16
Below Investment Grade/Unrated	7			9			8			9			8			8
	100%			100%			100%			100%			100%			100%
Expected average duration (1)	3.6	Yrs		3.5	Yrs		3.6	Yrs		3.5	Yrs		3.7	Yrs		3.0	Yrs
Average yield to maturity at market (1)	2.9%			2.8%			2.7%			2.3%			2.4%			2.5%
Average credit quality	A			A			A			A			A			A
 (1) Includes funds holding fixed income securities that are classified with equities under generally accepted accounting principles in the United States.

PartnerRe Ltd.
Distribution of Corporate Bonds
(Expressed in thousands of U.S. dollars)
(Unaudited)

December 31, 2015
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Corporate bonds
Finance	$995,161	19.6%	6.3%	0.8%
Consumer noncyclical	761,561	15.0	4.8	0.2
Utilities	619,518	12.2	3.9	0.3
Communications	539,711	10.6	3.4	0.4
Industrials	463,809	9.1	2.9	0.2
Consumer cyclical	445,824	8.8	2.8	0.3
Energy	375,765	7.4	2.4	0.2
Insurance	309,236	6.1	2.0	0.2
Technology	147,488	2.9	0.9	0.2
Basic materials	115,843	2.3	0.7	0.1
Real estate investment trusts	113,074	2.2	0.7	0.1
Catastrophe bonds	95,924	1.9	0.6	0.1
Government guaranteed corporate debt	53,329	1.0	0.3	0.3
Longevity and mortality bonds	47,224	0.9	0.3	0.2
Diversified	2,732	—	—	—
Total Corporate bonds	$5,086,199	100.0%	32.0%
Finance sector - Corporate bonds
Banks	$610,497	12.0%	3.8%
Investment banking and brokerage	246,957	4.9	1.6
Financial services	81,665	1.6	0.5
Commercial and consumer finance	37,914	0.7	0.3
Other	18,128	0.4	0.1
Total finance sector - Corporate bonds	$995,161	19.6%	6.3%
	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
Credit quality of finance sector - Corporate bonds
Banks	$67,213	$30,239	$215,142	$280,666	$17,237	$610,497
Investment banking and brokerage	—	—	4,129	241,667	1,161	246,957
Financial services	—	57,804	17,419	4,869	1,573	81,665
Commercial and consumer finance	—	—	7,858	25,211	4,845	37,914
Other	—	—	—	18,128	—	18,128
Total finance sector - Corporate bonds	$67,213	$88,043	$244,548	$570,541	$24,816	$995,161
% of total	7%	9%	24%	57%	3%	100%
Concentration of investment risk
The top 10 Corporate bond issuers account for 14.3% of the Company’s total corporate bonds. The single largest issuer accounts for 2.5% of the Company’s total Corporate bonds.

PartnerRe Ltd.
Distribution of Equities
(Expressed in thousands of U.S. dollars)
(Unaudited)

	December 31, 2015
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Equities
Insurance	$80,025	21.7%	0.5%	0.4%
Finance	57,679	15.7	0.4	0.1
Real estate investment trusts	46,379	12.6	0.3	0.2
Consumer noncyclical	43,375	11.8	0.3	—
Industrials	34,264	9.3	0.2	0.1
Technology	29,384	8.0	0.2	0.1
Consumer cyclical	25,871	7.0	0.1	—
Communications	22,924	6.2	0.1	—
Basic materials	11,204	3.1	0.1	—
Energy	9,158	2.5	0.1	—
Utilities	7,796	2.1	—	—
Diversified	39	—	—	—
Total	$368,098	100.0%	2.3%

Mutual funds and exchange traded funds (ETFs)
Funds and ETFs holding equities	71,159		0.5
Funds holding fixed income securities	4,604		—
Total Equities	$443,861		2.8%
Concentration of investment risk
The single largest fund in funds and ETFs holding equities is Vanguard Group Inc, which accounts for 13.4% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 44.5% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the single largest issuer accounts for 16.3% of the Company’s total equities.

PartnerRe Ltd.
Distribution of Mortgage/Asset-Backed Securities (1)
(Expressed in thousands of U.S. dollars)
(Unaudited)
Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at December 31, 2015
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
U.S. Asset-Backed Securities	$—	$—	$142,485	$108,197	$88,591	$—	$386,972	$726,245
U.S. Collaterized Mortgage Obligations	—	2,033	2,569	—	—	—	—	4,602
U.S. Mortgage Backed Securities (MBS)	394,635	1,413,169	—	—	—	—	—	1,807,804
U.S. Commercial Mortgage Backed Securities (CMBS)	5,258	—	6,111	9,754	18,492	649	1,945	42,209
U.S. MBS Interest Only	30,126	88,220	3,363	—	—	—	13,061	134,770
	$430,019	$1,503,422	$154,528	$117,951	$107,083	$649	$401,978	$2,715,630
Non-U.S. Asset-Backed Securities	$—	$—	$173,900	$55,560	$41,776	$—	$40,335	$311,571
Non-U.S. Collaterized Mortgage Obligations	—	—	161,393	34,310	20,976	1,505	—	218,184
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	7,302	—	—	—	—	7,302
Non-U.S. Mortgage Backed Securities (MBS)	—	—	125,280	—	—	—	—	125,280
	$—	$—	$467,875	$89,870	$62,752	$1,505	$40,335	$662,337
Total mortgage/asset-backed securities	$430,019	$1,503,422	$622,403	$207,821	$169,835	$2,154	$442,313	$3,377,967
Corporate Securities	—	62,725	—	—	—	—	—	62,725
Total	$430,019	$1,566,147	$622,403	$207,821	$169,835	$2,154	$442,313	$3,440,692
% of total	12%	46%	18%	6%	5%	—%	13%	100%

(1)
In addition to the mortgage/asset-backed securities above, the Company has derivatives exposure to to-be-announced mortgage-backed securities with a notional value of $447.3 million and a carrying value of $(1.5) million at December 31, 2015 within Other Invested Assets.

PartnerRe Ltd.
Other Invested Assets including Private Markets and Derivative Exposures
(Expressed in thousands of U.S. dollars)
(Unaudited)
Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	December 31, 2015					September 30, 2015		June 30, 2015
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives / Other	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)
Private Markets Investments
Principal Finance - Investments	$181,062	$—	$181,062	$—	$181,062	$141,451	$141,451	$116,963	$116,963
Principal Finance - Derivative Exposure Assumed (2)	—	(24,516)	(24,516)	42,438	17,922	(26,640)	15,818	(17,977)	24,507
Insurance-Linked Securities	—	5,484	5,484	221,219	226,703	8,523	203,711	(345)	205,630
Strategic Investments	224,429	—	224,429	—	224,429	221,661	221,661	231,654	231,654
Total other invested assets - Private Markets Exposure Assumed	405,491	(19,032)	386,459	263,657	650,116	344,995	582,641	330,295	578,754
Other (3)	8,470	4,275	12,745			(275)		9,972
Total other invested assets	$413,961	$(14,757)	$399,204			$344,720		$340,267

(1)
The total net exposures originated in Private Markets are $1,558 million at December 31, 2015 ($1,520 million and $1,547 million at September 30, 2015 and June 30, 2015, respectively). In addition to the net exposures listed above of $650 million at December 31, 2015 ($583 million and $579 million at September 30, 2015 and June 30, 2015, respectively), the Company has the following other net exposures originated in Private Markets:

•
Principal Finance: $651 million of assets listed under Investments - Fixed Maturities and $6 million listed under Investments - Equities for a total exposure of $856 million at December 31, 2015 ($834 million and $822 million at September 30, 2015 and June 30, 2015, respectively).

•
Insurance-Linked Securities: $144 million of bonds listed under Investments - Fixed Maturities and $8 million listed under Investments - Equities for a total exposure of $379 million at December 31, 2015 ($355 million and $356 million at September 30, 2015 and June 30, 2015, respectively).

•
Strategic Investments: $97 million of assets listed under Investments - Equities and $2 million of assets listed under Other Assets for a total exposure of $323 million at December 31, 2015 ($331 million and $369 million at September 30, 2015 and June 30, 2015, respectively).

(2)
The Company enters into interest rate swaps to mitigate notional exposure on certain fixed maturities and total return swaps. Accordingly, the notional value of these interest rate swaps is not presented in the table.

(3)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.
Funds Held - Directly Managed Portfolio
(Expressed in millions of U.S. dollars)
(Unaudited)

	December 31, 2015			September 30, 2015			June 30, 2015			March 31, 2015			December 31, 2014			December 31, 2013
Investments:
Fixed maturities
U.S. government	$117		29%	$111		27%	$110		26%	$107		25%	$105		22%	$108		19%
U.S. government sponsored enterprises	53		13	54		13	48		11	49		11	49		10	50		9
Non-U.S. sovereign government, supranational and government related	120		30	124		30	110		26	111		26	128		27	137		25
Corporates	99		25	108		26	137		32	145		33	177		38	249		44
Total fixed maturities	389		97	397		96	405		95	412		95	459		97	544		97
Short-term investments	1		—	6		1	7		2	11		2	—		—	2		—
Other invested assets	10		3	12		3	13		3	12		3	14		3	15		3
Total investments	$400		100%	$415		100%	$425		100%	$435		100%	$473		100%	$561		100%
Cash and cash equivalents	65			64			58			54			42			85
Total investments and cash	$465			$479			$483			$489			$515			$646
Accrued investment income	4			6			5			5			6			7
Other funds held assets/liabilities	71			111			107			99			88			133
Total funds held - directly managed	$540			$596			$595			$593			$609			$786
Maturity distribution:
One year or less	$73		19%	$64		16%	$85		21%	$71		17%	$77		16%	$89		16%
More than one year through five years	196		50	210		52	204		49	210		50	241		53	331		61
More than five years through ten years	101		26	108		27	123		30	142		33	141		31	109		20
More than ten years	20		5	21		5	—		—	—		—	—		—	17		3
Total	$390		100%	$403		100%	$412		100%	$423		100%	$459		100%	$546		100%
Credit quality by market value:
AAA	12%			12%			11%			11%			12%			13%
AA	68			67			66			66			64			58
A	14			14			16			16			17			22
BBB	6			7			7			7			7			7
	100%			100%			100%			100%			100%			100%
Expected average duration	3.6	Yrs		3.7	Yrs		3.3	Yrs		3.3	Yrs		3.4	Yrs		2.9	Yrs
Average yield to maturity at market	1.2%			1.0%			1.1%			0.8%			1.0%			1.2%
Average credit quality	AA			AA			AA			AA			AA			AA

PartnerRe Ltd.
Distribution of Corporate Bonds
Funds Held - Directly Managed Portfolio
(Expressed in thousands of U.S. dollars)
(Unaudited)

	December 31, 2015
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and cash	Largest single issuer as a percentage of Funds Held - Directly Managed Investments and cash
Distribution by sector - Corporate bonds
Finance	$32,508	32.7%	7.0%	1.1%
Utilities	14,556	14.7	3.1	1.0
Energy	14,530	14.6	3.1	2.0
Consumer noncyclical	12,743	12.8	2.8	0.9
Communications	10,321	10.4	2.2	0.8
Industrials	3,957	4.0	0.9	0.7
Technology	3,805	3.8	0.8	0.8
Real estate investment trusts	3,163	3.2	0.7	0.7
Government guaranteed corporate debt	1,508	1.5	0.3	0.3
Basic materials	1,368	1.4	0.3	0.3
Consumer cyclical	890	0.9	0.2	0.2
Total Corporate bonds	$99,349	100.0%	21.4%
Finance sector - Corporate bonds
Banks	$24,340	24.5%	5.2%
Financial services	8,168	8.2	1.8
Total finance sector - Corporate bonds	$32,508	32.7%	7.0%
	AAA	AA	A	BBB	Total
Credit quality of finance sector - Corporate bonds
Banks	$15,520	$—	$8,820	$—	$24,340
Financial services	—	4,070	4,098	—	8,168
Total finance sector - Corporate bonds	$15,520	$4,070	$12,918	$—	$32,508
% of total	48%	12%	40%	—%	100%
Concentration of investment risk
The Top 10 corporate bond issuers account for 46.9% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio. The single largest issuer accounts for 9.2% of the Company’s total corporate bonds within the Funds Held - Directly Managed portfolio.

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
Fixed maturities	$104,619	$108,554	$109,749	$102,619	$109,468	$425,541	$443,414
Short-term investments, cash and cash equivalents	275	288	151	140	190	854	868
Equities	5,621	8,818	10,385	5,915	6,720	30,739	40,326
Funds held and other	5,908	7,648	9,227	4,623	8,996	27,406	33,192
Funds held - directly managed	2,927	2,595	3,132	3,022	3,194	11,676	13,841
Investment expenses	(11,442)	(10,849)	(12,452)	(11,688)	(13,882)	(46,432)	(51,945)
Net investment income (1)	$107,908	$117,054	$120,192	$104,631	$114,686	$449,784	$479,696
Net realized investment gains (losses) on fixed maturities and short-term investments	$4,936	$(3,095)	$12,597	$51,858	$26,699	$66,296	$120,734
Net realized investment gains on equities	64,952	20,440	31,852	20,365	30,334	137,609	98,733
Net realized gains (losses) on other invested assets	13,947	(25,785)	(13,730)	(7,749)	(19,887)	(33,317)	(20,686)
Change in net unrealized gains (losses) on other invested assets	18,901	(12,473)	16,056	(21,640)	(11,843)	844	(58,180)
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(80,454)	(19,375)	(253,918)	76,971	61,085	(276,776)	228,781
Change in net unrealized investment (losses) gains on equities	(40,153)	(94,869)	(45,523)	(7,016)	17,052	(187,561)	2,605
Net other realized and unrealized investment (losses) gains	(2,233)	—	3,286	—	(5,801)	1,053	(3,624)
Net realized and unrealized investment (losses) gains on funds held - directly managed	(4,269)	2,140	(6,354)	2,856	690	(5,627)	3,433
Net realized and unrealized investment (losses) gains	$(24,373)	$(133,017)	$(255,734)	$115,645	$98,329	$(297,479)	$371,796

(1)
Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended December 31, 2015, net investment income includes foreign exchange impacts of $(4.3) million compared to the three months ended December 31, 2014. For the year ended December 31, 2015, net investment income includes foreign exchange impacts of $(17.8) million compared to the year ended December 31, 2014.

PartnerRe Ltd.
Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains
Funds Held - Directly Managed Portfolio
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
Fixed maturities	$2,490	$2,622	$2,607	$2,809	$3,000	$10,528	$12,789
Short-term investments, cash and cash equivalents	33	13	21	14	11	81	59
Other	635	136	637	368	399	1,776	1,760
Investment expenses	(231)	(176)	(133)	(169)	(216)	(709)	(767)
Net investment income	$2,927	$2,595	$3,132	$3,022	$3,194	$11,676	$13,841
Net realized investment (losses) gains on fixed maturities and short-term investments	$(117)	$57	$(46)	$170	$194	$64	$1,959
Net realized investment gains (losses) on other invested assets	93	243	(10)	146	53	472	53
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(3,852)	1,831	(6,111)	2,358	946	(5,774)	1,938
Change in net unrealized investment (losses) gains on other invested assets	(393)	9	(187)	182	(503)	(389)	(517)
Net realized and unrealized investment (losses) gains on funds held - directly managed	$(4,269)	$2,140	$(6,354)	$2,856	$690	$(5,627)	$3,433

PartnerRe Ltd.
Analysis of Unpaid Losses and Loss Expenses
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the three months ended					As at and for the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
Reconciliation of beginning and ending liability for unpaid losses and loss expenses:
Gross liability at beginning of period	$9,522,225	$9,549,398	$9,401,397	$9,745,806	$10,264,001	$9,745,806	$10,646,318
Reinsurance recoverable at beginning of period	(202,666)	(202,839)	(196,981)	(214,349)	(249,338)	(214,349)	(267,384)
Net liability at beginning of period	9,319,559	9,346,559	9,204,416	9,531,457	10,014,663	9,531,457	10,378,934
Net incurred losses related to:
Current year	737,594	802,518	778,416	705,176	779,029	3,023,704	3,122,981
Prior years	(187,064)	(245,936)	(173,368)	(224,337)	(169,443)	(830,705)	(660,413)
	550,530	556,582	605,048	480,839	609,586	2,192,999	2,462,568
Change in reserve agreement (1)	(21,879)	—	—	13,108	(16,977)	(8,771)	(25,412)
Net losses paid	(898,794)	(518,556)	(533,577)	(471,676)	(882,812)	(2,422,603)	(2,798,549)
Effects of foreign exchange rate changes	(73,939)	(65,026)	70,672	(349,312)	(193,003)	(417,605)	(486,084)
Net liability at end of period	8,875,477	9,319,559	9,346,559	9,204,416	9,531,457	8,875,477	9,531,457
Reinsurance recoverable at end of period	189,234	202,666	202,839	196,981	214,349	189,234	214,349
Gross liability at end of period	$9,064,711	$9,522,225	$9,549,398	$9,401,397	$9,745,806	$9,064,711	$9,745,806
Breakdown of gross liability at end of period:
Case reserves	$3,716,195	$3,875,962	$3,960,022	$3,975,276	$4,236,038	$3,716,195	$4,236,038
Additional case reserves	190,183	194,265	220,023	229,363	253,890	190,183	253,890
Incurred but not reported reserves	5,158,333	5,451,998	5,369,353	5,196,758	5,255,878	5,158,333	5,255,878
Gross liability at end of period	$9,064,711	$9,522,225	$9,549,398	$9,401,397	$9,745,806	$9,064,711	$9,745,806
Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,147,079	$3,437,238	$3,439,780	$3,317,662	$3,307,948	$3,147,079	$3,307,948
Global (Non-U.S.) P&C	2,009,523	2,044,735	2,053,451	2,021,090	2,175,965	2,009,523	2,175,965
Global Specialty	3,575,387	3,685,691	3,676,958	3,620,345	3,769,758	3,575,387	3,769,758
Catastrophe	332,722	354,561	379,209	442,300	492,135	332,722	492,135
Gross liability at end of period	$9,064,711	$9,522,225	$9,549,398	$9,401,397	$9,745,806	$9,064,711	$9,745,806
Unrecognized time value of non-life reserves (2)	$508,269	$430,596	$490,714	$369,059	$474,258	$508,269	$474,258
Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	163.3%	93.2%	88.2%	98.1%	144.8%	110.5%	113.6%
Non-life paid losses to net premiums earned ratio	89.7%	46.7%	52.7%	50.4%	78.3%	59.7%	63.8%
(1) The change in the reserve agreement is due to (favorable) adverse development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.
(2) The unrecognized time value of non-life reserves represents the difference between the recorded gross/net liability for unpaid losses and loss expenses and the amount of gross/net liability for unpaid losses and loss expenses that would be recorded if the underlying unpaid losses and loss expenses were discounted. The unrecognized time value, or discount, in the non-life reserves is calculated by applying appropriate risk-free rates by currency and duration to the underlying unpaid losses and loss expenses.

PartnerRe Ltd.
Analysis of Policy Benefits for Life and Annuity Contracts
(Expressed in thousands of U.S. dollars)
(Unaudited)

	As at and for the three months ended					As at and for the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
Reconciliation of beginning and ending policy benefits for life and annuity contracts:
Gross liability at beginning of period	$2,123,028	$2,087,369	$1,996,519	$2,050,107	$2,113,463	$2,050,107	$1,974,133
Reinsurance recoverable at beginning of period	(38,744)	(36,752)	(29,247)	(29,495)	(25,433)	(29,495)	(7,022)
Net liability at beginning of period	2,084,284	2,050,617	1,967,272	2,020,612	2,088,030	2,020,612	1,967,111
Net incurred losses related to:
Current year	229,334	254,401	272,752	254,450	269,438	1,010,937	1,019,240
Prior years	(12,838)	(6,787)	(12,883)	(14,008)	(9,101)	(46,516)	(19,038)
	216,496	247,614	259,869	240,442	260,337	964,421	1,000,202
Net losses paid	(254,824)	(182,255)	(231,702)	(166,408)	(252,950)	(835,190)	(780,905)
Effects of foreign exchange rate changes	(36,794)	(31,692)	55,178	(127,374)	(74,805)	(140,681)	(165,796)
Net liability at end of period	2,009,162	2,084,284	2,050,617	1,967,272	2,020,612	2,009,162	2,020,612
Reinsurance recoverable at end of period	42,773	38,744	36,752	29,247	29,495	42,773	29,495
Gross liability at end of period	$2,051,935	$2,123,028	$2,087,369	$1,996,519	$2,050,107	$2,051,935	$2,050,107
Life value in force	$204,300	$175,600	$146,100	$109,900	$145,100	$204,300	$145,100

PartnerRe Ltd.
Reserve Development
(Expressed in thousands of U.S. dollars)
(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
Prior year net favorable (adverse) reserve development:
Non-life segment:
North America	$55,741	$102,428	$43,701	$82,536	$76,235	$284,406	$250,942
Global (Non-U.S.) P&C	29,726	38,457	10,224	18,031	27,999	96,438	134,394
Global Specialty	110,940	103,584	110,045	109,675	78,278	434,244	257,696
Catastrophe	(9,343)	1,467	9,398	14,095	(13,069)	15,617	17,381
Total Non-life net prior year reserve development	$187,064	$245,936	$173,368	$224,337	$169,443	$830,705	$660,413
Non-life segment:
Net prior year reserve development due to changes in premiums	$16,233	$13,759	$(2,492)	$(3,540)	$(8,389)	$23,960	$(37,940)
Net prior year reserve development due to all other factors (2)	170,831	232,177	175,860	227,877	177,832	806,745	698,353
Total Non-life net prior year reserve development	$187,064	$245,936	$173,368	$224,337	$169,443	$830,705	$660,413
Life and Health segment:
Net prior year reserve development due to GMDB (1)	$3,354	$(2,348)	$5,626	$4,977	$3,481	$11,610	$7,163
Net prior year reserve development due to all other factors (2)	9,484	9,135	7,257	9,031	5,620	34,906	11,875
Total Life and Health net prior year reserve development	$12,838	$6,787	$12,883	$14,008	$9,101	$46,516	$19,038

(1)
The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At December 31, 2015, a 10% increase in the referenced global equity market would have decreased reserves by approximately $1.6 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $2.1 million.

(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.
Natural Catastrophe Probable Maximum Losses (PMLs)
(Expressed in millions of U.S. dollars)
(Unaudited)
Single occurrence estimated net PML exposure (1)

		October 1, 2015		July 1, 2015		April 1, 2015		January 1, 2015		October 1, 2014
Zone	Peril	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)
U.S. Southeast	Hurricane	$533		$533		$746		$765		$757
U.S. Northeast	Hurricane	708		708		925		963		909
U.S. Gulf Coast	Hurricane	577		577		787		850		870
Caribbean	Hurricane	174		174		177		179		189
Europe	Windstorm	544		544		561		606		722
Japan	Typhoon	195		195		201		145		145
California	Earthquake	469	$588	469	$588	637	$775	609	$730	588	$675
British Columbia	Earthquake	199	379	199	379	214	390	223	414	204	391
Japan	Earthquake	377	421	377	421	390	437	393	440	427	481
Australia	Earthquake	236	350	236	350	246	357	305	415	367	495
New Zealand	Earthquake	161	205	161	205	165	196	194	229	218	279

(1)
The PML estimates are pre-tax and net of retrocession and reinstatement premiums. The peril zones in this disclosure are major peril zones for the industry. The Company has exposures in other peril zones that can potentially generate losses greater than the PML estimates in this disclosure.

For more information regarding cautionary language related to the Natural Catastrophe PML disclosure and the forward-looking statements, as well as uncertainties and limitations associated with certain assumptions and the methodology used, you must refer to the Company’s natural catastrophe PML information and definitions, see Business - Natural Catastrophe Probable Maximum Loss (PML) in Item 1 of Part 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except per share data)(Unaudited)

	For the three months ended					For the year ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2015	2014
Reconciliation of GAAP and non-GAAP measures:
Annualized return on beginning diluted book value per common share calculated with net income (loss) per share attributable to common shareholders (1)	10.5%	(16.1)%	(6.8)%	15.1%	19.3%	0.8%	17.9%
Less:
Annualized net realized and unrealized investment (losses) gains, net of tax, on beginning diluted book value per common share (1)	(1.5)	(8.1)	(14.4)	6.5	6.0	(4.2)	5.1
Annualized net foreign exchange losses, net of tax, on beginning diluted book value per common share (1)	(0.2)	(1.0)	(0.3)	(1.0)	(2.2)	(0.7)	(0.8)
Annualized net interest in earnings (losses) of equity method investments, net of tax, on beginning diluted book value per common share (1)	0.3	(0.1)	0.4	(0.2)	(0.1)	0.1	0.2
Withholding tax on inter-company dividends, net of tax, on beginning diluted book value per common share (1)	—	—	—	—	(0.4)	(5.1)	(0.1)
Annualized amalgamation termination fee and reimbursement of expenses, on beginning diluted book value per common share (1)	—	(20.9)	—	—	—	—	—
Annualized operating return on beginning diluted book value per common share (1)(2)	11.9%	14.0%	7.5%	9.8%	16.0%	10.7%	13.5%
Net income (loss) attributable to PartnerRe	$176,511	$(229,137)	$(88,909)	$245,917	$276,893	$104,381	$1,054,974
Less:
Net realized and unrealized investment (losses) gains, net of tax	(22,757)	(121,764)	(217,224)	100,311	82,128	(261,434)	286,252
Net foreign exchange losses, net of tax	(3,406)	(15,896)	(5,094)	(15,801)	(29,824)	(40,198)	(45,883)
Interest in earnings (losses) of equity method investments, net of tax	4,632	(2,244)	6,731	(3,313)	(1,810)	5,806	8,577
Withholding tax on inter-company dividends, net of tax	—	—	—	—	(6,125)	—	(6,125)
Amalgamation termination fee and reimbursement of expenses	—	(315,000)	—	—	—	(315,000)	—
Dividends to preferred shareholders	14,184	14,184	14,184	14,184	14,184	56,735	56,735
Operating earnings attributable to PartnerRe common shareholders (2)	$183,858	$211,583	$112,494	$150,536	$218,340	$658,472	$755,418
Per diluted common share:
Net income (loss) attributable to PartnerRe common shareholders	$3.30	$(5.08)	$(2.16)	$4.76	$5.26	$0.97	$19.51
Less:
Net realized and unrealized investment (losses) gains, net of tax	(0.46)	(2.54)	(4.55)	2.06	1.64	(5.34)	5.60
Net foreign exchange losses, net of tax	(0.07)	(0.33)	(0.10)	(0.32)	(0.60)	(0.82)	(0.90)
Interest in earnings (losses) of equity method investments, net of tax	0.09	(0.05)	0.14	(0.07)	(0.03)	0.12	0.17
Amalgamation termination fee and reimbursement of expenses	—	(6.58)	—	—	—	(6.44)	—
Withholding tax on inter-company dividends, net of tax	—	—	—	—	(0.12)	—	(0.12)
Operating earnings attributable to PartnerRe common shareholders (2)	$3.74	$4.42	$2.35	$3.09	$4.37	$13.45	$14.76
(1) Excluding preferred shares of $853,750 at January 1, 2015 and 2014.
(2) See page 15 for the impact of expenses related to the Axis and Exor transactions and the impact of the negotiated earn-out consideration paid to the former shareholders of Presidio Reinsurance Group, Inc on per diluted common share data and the annualized operating return on beginning diluted book value per common share.

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2013
Reconciliation of GAAP and non-GAAP measures:
Total shareholders’ equity	$6,902,951	$6,777,349	$7,082,143	$7,254,828	$7,104,411	$6,766,159
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	853,750
Noncontrolling interests	2,450	2,212	2,217	57,683	55,501	56,627
Common shareholders’ equity attributable to PartnerRe	6,046,751	5,921,387	6,226,176	6,343,395	6,195,160	5,855,782
Less:
Goodwill	456,380	456,380	456,380	456,380	456,380	456,380
Intangible assets, net of tax	90,326	93,869	98,499	103,276	105,652	120,900
Tangible book value	$5,500,045	$5,371,138	$5,671,297	$5,783,739	$5,633,128	$5,278,502
Common shares and common share equivalents outstanding	49,139,215	49,070,138	48,932,758	48,849,532	49,087,412	53,596,034
Equals:
Diluted tangible book value per common share	$111.93	$109.46	$115.90	$118.40	$114.76	$98.49

PartnerRe Ltd.
Reconciliation of GAAP and non-GAAP measures
(in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2013
Reconciliation of GAAP and non-GAAP measures:
Total shareholders’ equity	$6,902,951	$6,777,349	$7,082,143	$7,254,828	$7,104,411	$6,766,159
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	853,750
Noncontrolling interests	2,450	2,212	2,217	57,683	55,501	56,627
Common shareholders’ equity attributable to PartnerRe	6,046,751	5,921,387	6,226,176	6,343,395	6,195,160	5,855,782
Less:
Goodwill	456,380	456,380	456,380	456,380	456,380	456,380
Intangible assets, net of tax	90,326	93,869	98,499	103,276	105,652	120,900
Tangible book value	5,500,045	5,371,138	5,671,297	5,783,739	5,633,128	5,278,502
Net unrealized gains on fixed income securities and funds held - directly managed, net of tax (NURGL)	88,000	143,208	190,602	391,377	355,028	223,995
Book value excluding NURGL	$5,958,751	$5,778,179	$6,035,574	$5,952,018	$5,840,132	$5,631,787
Tangible book value excluding NURGL	$5,412,045	$5,227,930	$5,480,695	$5,392,362	$5,278,100	$5,054,507
Divided by:
Number of common shares and common share equivalents outstanding	49,139,215	49,070,138	48,932,758	48,849,532	49,087,412	53,596,034
Equals:
Diluted book value per common share excluding NURGL	$121.26	$117.75	$123.34	$121.84	$118.97	$105.08
Diluted tangible book value per common share excluding NURGL	$110.14	$106.54	$112.00	$110.39	$107.52	$94.31

PartnerRe Ltd.
Diluted Book Value per Common Share - Treasury Stock Method (1)
(in thousands of U.S. dollars, except share and per share data)
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,
	2015	2015	2015	2015	2014	2013
Basic book value per common share
Total shareholders’ equity	$6,902,951	$6,777,349	$7,082,143	$7,254,828	$7,104,411	$6,766,159
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	853,750	853,750
Noncontrolling interests	2,450	2,212	2,217	57,683	55,501	56,627
Common shareholders’ equity attributable to PartnerRe	$6,046,751	$5,921,387	$6,226,176	$6,343,395	$6,195,160	$5,855,782
Basic common shares outstanding	47,934,152	47,901,756	47,835,909	47,664,648	47,836,284	52,443,434
Basic book value per common share	$126.15	$123.62	$130.16	$133.08	$129.51	$111.66
Common shareholders’ equity attributable to PartnerRe	$6,046,751	$5,921,387	$6,226,176	$6,343,395	$6,195,160	$5,855,782
Basic common shares outstanding	47,934,152	47,901,756	47,835,909	47,664,648	47,836,284	52,443,434
Add:
Stock options and other	1,290,643	1,346,408	1,379,754	1,734,600	1,997,735	2,382,771
Restricted stock units	881,235	877,628	881,929	881,806	931,283	870,054
Less:
Stock options and other bought back via treasury stock method	966,815	1,055,653	1,164,834	1,431,522	1,677,890	2,100,225
Diluted common shares and common share equivalents outstanding	49,139,215	49,070,139	48,932,758	48,849,532	49,087,412	53,596,034
Diluted book value per common share	$123.05	$120.67	$127.24	$129.86	$126.21	$109.26

(1)
This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contracts, if any, are also added to determine the diluted common shares and common share equivalents outstanding.

PartnerRe Ltd.
Diluted Book Value per Common Share - Rollforward
(in millions of U.S. dollars, except per share data)
(Unaudited)

	As at and for the three months ended December 31, 2015		As at and for the year ended December 31, 2015
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at beginning of period	$5,921	$120.67	$6,195	$126.21
Technical result	216	4.40	895	18.28
Other expenses	(120)	(2.45)	(476)	(9.72)
Net investment income	108	2.20	450	9.19
Amortization of intangible assets	(6)	(0.13)	(27)	(0.54)
Other, net	(12)	(0.24)	(46)	(0.95)
Operating income tax benefit (expense)	12	0.25	(81)	(1.65)
Preferred dividends	(14)	(0.29)	(57)	(1.16)
Operating earnings	184	3.74	658	13.45
Net realized and unrealized investment losses, net of tax	(23)	(0.46)	(261)	(5.34)
Net foreign exchange losses, net of tax	(4)	(0.07)	(40)	(0.82)
Interest in earnings of equity method investments, net of tax	5	0.09	6	0.12
Amalgamation termination fee and reimbursement of expenses	—	—	(315)	(6.44)
Net income attributable to PartnerRe common shareholders	162	3.30	48	0.97
Common share dividends	(33)	(0.70)	(134)	(2.80)
Change in currency translation adjustment	(12)	(0.25)	(46)	(0.94)
Issuance (repurchase) of common shares, net	11	0.14	(13)	(0.53)
Change in other accumulated comprehensive income or loss, net of tax	(2)	(0.05)	(3)	(0.06)
Impact of change in number of common and common share equivalents outstanding	n/a	(0.06)	n/a	0.20
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at end of period	$6,047	$123.05	$6,047	$123.05
Goodwill	(456)	(9.28)	(456)	(9.28)
Intangible assets, net of tax	(91)	(1.84)	(91)	(1.84)
Tangible common shareholders’ equity attributable to PartnerRe / diluted tangible book value per common share at end of period	$5,500	111.93	$5,500	$111.93

PartnerRe Ltd.
Diluted Book Value per Common Share - Rollforward
(in millions of U.S. dollars, except per share data)
(Unaudited)

	As at and for the year ended December 31, 2014		As at and for the year ended December 31, 2013
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at beginning of period	$5,856	$109.26	$6,040	$100.84
Technical result	932	18.21	962	17.06
Other expenses	(450)	(8.79)	(500)	(8.87)
Net investment income	480	9.37	484	8.58
Amortization of intangible assets	(27)	(0.53)	(27)	(0.48)
Other, net	(40)	(0.77)	(47)	(0.85)
Operating income tax expense	(83)	(1.62)	(92)	(1.63)
Preferred dividends	(57)	(1.11)	(58)	(1.02)
Operating earnings	755	14.76	722	12.79
Net realized and unrealized investment gains (losses), net of tax	286	5.60	(127)	(2.25)
Net foreign exchange (losses) gains, net of tax	(46)	(0.90)	2	0.04
Loss on redemption of preferred shares	—	—	(9)	(0.16)
Interest in earnings of equity method investments, net of tax	9	0.17	9	0.16
Withholding tax on inter-company dividend, net of tax	(6)	(0.12)	—	—
Net income attributable to PartnerRe common shareholders	998	19.51	597	10.58
Common share dividends	(134)	(2.68)	(142)	(2.56)
Change in currency translation adjustment	(9)	(0.17)	(32)	(0.56)
Repurchase of common shares, net	(503)	0.55	(616)	0.84
Preferred share issuance costs	—	—	(9)	(0.15)
Recognition of loss on redemption of preferred shares	—	—	9	0.16
Change in other accumulated comprehensive income or loss, net of tax	(13)	(0.25)	9	0.16
Impact of change in number of common and common share equivalents outstanding	n/a	(0.01)	n/a	(0.05)
Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at end of period	$6,195	$126.21	$5,856	$109.26
Goodwill	(456)	(9.30)	(456)	(8.51)
Intangible assets, net of tax	(106)	(2.15)	(121)	(2.26)
Tangible common shareholders’ equity attributable to PartnerRe / diluted tangible book value per common share at end of period	$5,633	$114.76	$5,279	$98.49